UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2006

HANDHELD ENTERTAINMENT, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-124421	98-0430675
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

539 Bryant Street, Suite 403 San Francisco, CA	94107
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 495-6470

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.    Financial Statements and Exhibits

Pro Forma Financial Information.    In accordance with Item 9.01(b), our pro forma financial statements are filed in this Current Report on Form 8-K/A as Exhibit 99.2.

The purpose of this Form 8-K/A is to retroactively reflect in the December 31, 2005 balance sheet in the accompanying pro forma financial statements, the conversion of the preferred shares of Handheld Entertainment, Inc. (privately held California entity) into common stock just prior to the completion of the reverse merger on February 10, 2006. This amends the report on Form 8-K/A of Handheld Entertainment, Inc. as filed with the Securities and Exchange Commission on April 11, 2006. All share and per share data has been retroactively adjusted in the accompanying pro forma financial statements to reflect the effect of the recapitalization.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K/A.

99.2	Unaudited pro forma combined balance sheet as of December 31, 2005 and unaudited pro forma combined statement of operations for the year ended December 31, 2005